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[AIRCRAFT INFORMATION SERVICES, INC. LOGO]                          EXHIBIT 23.1


                              CONSENT OF APPRAISER


We consent to the use of our reports included herein and to the references to our firm in the Airplanes Limited and Airplanes U.S. Trust Report on Form 10-K for the fiscal year ended March 31, 2000.


Dated:    18 February 2000

          /s/ John D. McNicol
          -------------------------------------------------------
          Signed on behalf of Aircraft Information Services, Inc.

          Name: John D. McNicol

          Title: Vice President - Appraisals & Forecasts


      Headquarters, 26072 Merit Circle, Suite 123, Laguna Hills, CA 92653
         TEL: 949-582-8888  FAX: 949-582-8887  E-MAIL: AISINews@aol.com